Dreyfus Global
Growth Fund

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                 Dreyfus Global
                                                                    Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Growth Fund, covering the 12-month period from January 1, 1999 through December 31, 1999. Inside, you' ll find valuable information about how the fund was managed, including a discussion with the fund's portfolio manager, Douglas A. Loeffler, CFA.

International economies surprised many analysts with their resiliency in 1999. Instead of remaining mired in recession after the currency- and credit-related dislocations that adversely affected their economies in 1997 and 1998, most developed and emerging markets enjoyed positive economic growth trends in 1999.

As a result, international stocks generally outperformed U.S. stocks in 1999, as measured by the MSCI EAFE and the S&P 500 indices. The international stock markets were led higher by developed markets in Japan and Asia, where economic recoveries and financial system reforms drove stock prices higher. Europe also produced generally attractive returns, benefiting from corporate restructuring, the effects of economic unification and the introduction of a single currency, the euro. Emerging markets in Asia, Latin America and Eastern Europe also performed well in 1999.

In our view, these results confirm our long-held belief that diversification among the world' s stock markets can help boost returns and reduce risks for long-term investors. We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Global Growth Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000




DISCUSSION OF FUND PERFORMANCE

Douglas A. Loeffler, CFA, Portfolio Manager

How did Dreyfus Global Growth Fund perform  relative to its benchmark?

For  the  12-month  period  ended  December 31, 1999, Dreyfus Global Growth Fund produced a total return of 45.24%.(1) This was better than the 24.93% total return provided by the fund' s benchmark, the Morgan Stanley Capital International World Index, for the same period.(2)

We attribute the portfolio's strong performance primarily to two factors. First, our success in stock selection helped drive our positive returns, as did our emphasis on stocks within the technology, telecommunications and media (cable
TV) sectors. Second, the fund's heavy exposure to European markets helped boost returns, as did our increased exposure to the strong U.S. stock market

What is the fund's investment approach?

Dreyfus Global Growth Fund seeks capital growth by investing primarily in the stocks of foreign and U.S. companies whose fundamental strengths indicate the potential for earnings growth. Investments in foreign companies involve greater risks than investments in U.S. companies. Please read the fund's Prospectus for a more complete discussion of these risks.

The fund currently employs a "bottom-up" approach to stock selection, in which stocks are chosen according to their individual merits. Stock selection is made on a company-by-company basis, with particular emphasis given to companies the management team believes, based on its research, are the best managed and best positioned within their respective industries. This contrasts with the fund's former use of a "top-down" approach to stock selection, which relied on identifying industries and companies likely to benefit from prevailing economic and market trends.

The fund generally invests at least 25% of its assets in U.S. companies, with the remainder apportioned among markets in Europe, Japan, the

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Pacific Rim and other areas. Our stock selection process focuses on proven growth companies with strong name brands that are growing market shares and have
high   barriers   to   new   competition  and  untapped  market  opportunities.

What other factors influenced the fund's performance?

Global   markets   moved   sharply  forward  during  1999  as  investors  became
increasingly enthusiastic about opportunities found in the growth stock area. This shift served to benefit the fund' s new growth investment strategy

After trading in a narrow range for most of 1999, U.S. stocks moved sharply forward in November to post strong returns on a 12-month basis. Leading this advance were technology companies, whose managements overcame Y2K-based investor concerns. The fund was able to capture the advance by increasing its exposure to U.S. stocks as well as by diversifying its holdings there. Especially impressive were JDS Uniphase, a manufacturer of fiber optic parts for telecommunications companies, and Cisco Systems, an Internet infrastructure provider. Of course, investors should remember that technology is among the most volatile sectors of the market and, accordingly, the returns recently experienced in that sector should not be expected over the long term. Strong non-technology performers included Citigroup (financial) , Wal-Mart Stores and Home Depot (retail), and General Electric (electrical products). Our holdings in Coca-Cola and Gillette detracted from the fund's performance, as both companies experienced problems with new management teams and overseas sales.

     In  Japan,   a  strong  yen,   coupled  with  a  much-needed   increase  in
communications between corporate managements and shareholders, helped their stocks rebound beginning in late July. This turnaround continued as soaring investor confidence helped growth stocks drive the Japanese market. We underweighted Japan relative to the Index, but our success in stock selection contributed favorably to returns. The strength of the yen provided additional rewards. Of particular note were Ryohin Keikaku, a key retailer, and NTT Mobile Communication Network, a leader in Japan's red-hot wireless Internet access industry. Kao, a consumer products company, detracted from the fund's performance and has been sold.

A late-year surge in growth-based investing also moved European markets forward. Our overweighting in European markets versus the Index captured this advance, while our stock selections overcame the drag of a weakening euro. In particular, the fund' s holdings in France and The Netherlands were successful, as was our focus on technology, telecommunications and media companies. Adding value was Mannesmann, a German telecommunications company. Detracting from the fund's performance was Brisa-Auto Estradas de Portugal, a Portuguese utility company

What is the fund's current strategy?

Our strategy has been to additionally diversify the portfolio while increasing our exposure to midcap stocks and IPOs. We also plan to maintain our emphasis on technology, telecommunications and media stocks, as well as to increase our exposure to Europe and decrease our exposure to the U.S. and Japan.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, INCLUDING THE UNITED STATES, CANADA, EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE INDEX INCLUDES NET DIVIDENDS REINVESTED.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Global Growth Fund and the Morgan Stanley Capital International World Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/99

                                         Inception                                                                   From

                                           Date              1 Year            5 Years           10 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                      4/10/87            45.24%            15.66%             10.94%            13.92%


(+)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS GLOBAL GROWTH FUND ON 4/10/87 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 3/31/87 IS USED AS THE BEGINNING VALUE ON 4/10/87. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX, WHICH IS THE PROPERTY OF MORGAN STANLEY & CO. INCORPORATED, IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, INCLUDING THE UNITED STATES, CANADA, EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.





STATEMENT OF INVESTMENTS


December 31, 1999

COMMON STOCKS--101.3%                                                                            Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BERMUDA--.1%

Tyco International                                                                                3,239                  125,916

BRAZIL--1.5%

Petroleo Brasileiro                                                                               6,000                1,328,436

CANADA--1.6%

AT&T Canada                                                                                      21,600  (a)             869,400

Nortel Networks                                                                                   3,376                  340,976

PMC-Sierra                                                                                        1,324  (a)             212,254

                                                                                                                       1,422,630

DENMARK--1.0%

Novo Nordisk, Cl. B                                                                               6,500                  862,863

FINLAND--2.6%

Nokia, ADR                                                                                       12,096                2,298,240

FRANCE--7.3%

Accor                                                                                            16,250                  785,593

Alcatel                                                                                           4,000                  919,114

Altran Technologies                                                                               1,550                  937,254

Aventis                                                                                          17,000                  988,551

Elf Aquitaine                                                                                         3                      462

Thomson Multimedia                                                                               16,975                  915,246

Total Fina, Cl. B                                                                                 7,561                1,009,647

Vivendi                                                                                           9,200                  831,213

                                                                                                                       6,387,080

GERMANY--3.1%

Deutsche Bank                                                                                     9,300                  785,887

Mannesmann                                                                                        5,475                1,321,490

Preussag                                                                                         10,710                  596,883

                                                                                                                       2,704,260

HONG KONG--1.5%

China Telecom (Hong Kong)                                                                       201,000  (a)           1,256,654

IRELAND--2.0%

Esat Telecom, ADR                                                                                18,600  (a)           1,701,900

ISRAEL--1.5%

Partner Communication, ADR                                                                       49,150                1,271,756

ITALY--2.4%

Alleanza Assicurazoni                                                                            84,050                1,031,714

Seat Pagine Gialle                                                                              498,625                1,096,486

                                                                                                                       2,128,200

                                                             The Fund


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN--11.4%

Citizen Electronics                                                                               7,100                1,285,351

Fujitsu                                                                                          21,000                  957,628

NTT Mobile Communication Network                                                                     22                  846,071

Nippon Express                                                                                  122,000                  674,528

Nippon Telegraph & Telephone                                                                         89                1,524,121

RICOH                                                                                            57,000                1,074,293

SONY                                                                                              8,400                2,490,655

SONY, ADR                                                                                           791                  225,237

TDK                                                                                               6,000                  828,457

                                                                                                                       9,906,341

NETHERLANDS--6.2%

ASM Lithography                                                                                   9,600  (a)           1,092,000

Getronics                                                                                        11,000                  877,995

KPN                                                                                               7,925                  773,922

STMicroelectronics                                                                                5,675                  873,904

TNT Post                                                                                         29,450                  844,388

VNU                                                                                              17,425                  916,329

                                                                                                                       5,378,538

PORTUGAL--1.0%

Brisa-Auto Estradas de Portugal                                                                 115,000                  883,135

SINGAPORE--1.6%

DBS                                                                                              56,775                  930,625

NatSteel Electronics                                                                             98,000                  517,803

                                                                                                                       1,448,428

SOUTH AFRICA--1.5%

De Beers, ADR                                                                                    44,000                1,273,250

SOUTH KOREA--2.4%

Korea Telecom, ADR                                                                               14,875                1,111,906

SK Telecom, ADR                                                                                  24,694                  947,642

                                                                                                                       2,059,548

SPAIN--2.3%

Banco Santander Central Hispano                                                                  68,800                  779,344

Telefonica Publicidad e Informacion                                                              25,200  (a)           1,225,384

                                                                                                                       2,004,728

SWEDEN--2.8%

ForeningsSparbanken                                                                              43,000                  632,576

Skandia Forsakrings                                                                              32,000                  967,871



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SWEDEN (CONTINUED)

Telefonaktiebolaget LM Ericsson, ADR                                                             13,250                  870,360

                                                                                                                       2,470,807

SWITZERLAND--2.0%

Swatch                                                                                              825                  950,289

Synthes-Stratec, ADR                                                                              1,625                  744,023

                                                                                                                       1,694,312

TAIWAN--.9%

Taiwan Semiconductor Manufacturing, ADR                                                          17,953  (a)             807,885

UNITED KINGDOM--5.9%

BP Amoco, ADR                                                                                    14,500                  860,031

Dixons                                                                                           33,600                  807,941

Jazztel, ADR                                                                                      6,500                  423,313

Marconi                                                                                          42,675                  754,973

Pearson                                                                                          37,000                1,197,416

Vodafone AirTouch, ADR                                                                            2,740                  135,630

WPP                                                                                              62,000                  982,215

                                                                                                                       5,161,519

UNITED STATES--38.7%

AMFM                                                                                              8,008  (a)             626,626

AT&T--Liberty Media, Cl. A                                                                       11,798  (a)             669,537

Amazon.com                                                                                        1,513  (a)             115,177

Amdocs                                                                                              799  (a)              27,566

America Online                                                                                    6,507  (a)             490,872

American International                                                                            3,886                  420,174

Amgen                                                                                             1,672  (a)             100,424

Apple Computer                                                                                    3,365  (a)             345,964

Applied Micro Circuits                                                                            1,492  (a)             189,857

Associates First Capital, Cl. A                                                                   2,440                   66,947

Automatic Data Processing                                                                         5,491                  295,828

BMC Software                                                                                      1,281  (a)             102,400

Berkshire Hathaway, Cl. B                                                                           194  (a)             355,020

Bristol-Myers Squibb                                                                              7,207                  462,599

Carnival                                                                                          2,482                  118,671

Cendant                                                                                           6,704  (a)             178,075

Charles Schwab                                                                                    4,091                  156,992

Chiron                                                                                            2,133  (a)              90,386

Cintas                                                                                            1,285                   68,266

                                                                                                     The Fund

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED STATES (CONTINUED)

Cisco Systems                                                                                    13,747  (a)           1,472,647

Citigroup                                                                                         6,790                  377,269

Coca-Cola                                                                                         6,958                  405,304

Colgate-Palmolive                                                                                 3,597                  233,805

Comcast, Cl. A                                                                                   10,525                  528,881

Comverse Technology                                                                               1,613  (a)             233,482

Costco Wholesale                                                                                  6,460  (a)             589,475

Danaher                                                                                           3,218                  155,268

DeVry                                                                                             8,475  (a)             157,847

Dial                                                                                              8,491                  206,437

EMC                                                                                               3,874  (a)             423,234

EchoStar Communications, Cl. A                                                                    3,341  (a)             325,747

Fannie Mae                                                                                        4,107                  256,431

Fifth Third Bancorp                                                                               1,854                  136,037

Gannett                                                                                           4,399                  358,793

Genentech                                                                                         2,066                  277,877

General Electric                                                                                  8,192                1,267,712

General Instrument                                                                                1,550  (a)             131,750

General Motors, Cl. H                                                                             5,533  (a)             531,168

Gillette                                                                                          3,432                  141,356

Global TeleSystems                                                                               21,900  (a)             758,288

go.com                                                                                            2,695                   64,175

Guidant                                                                                           3,400  (a)             159,800

Harley-Davidson                                                                                   1,430                   91,609

Home Depot                                                                                        9,199                  630,741

IMS Health                                                                                       11,339                  308,279

Infonet Services                                                                                  3,029                   79,511

Intel                                                                                             9,437                  776,783

Interpublic Group of Companies                                                                    4,530                  261,324

Intimate Brands                                                                                   1,351                   58,262

JDS Uniphase                                                                                      5,626  (a)             907,544

Jabil Circuit                                                                                     1,612  (a)             117,676

Kohl's                                                                                            2,391  (a)             172,600

Level 3 Communications                                                                            2,911  (a)             238,338

Lucent Technologies                                                                               2,063                  154,338

MCI WorldCom                                                                                      2,619  (a)             138,971

Marsh & McLennan                                                                                  3,801                  363,708

Maxim Integrated Products                                                                         3,231  (a)             152,463



COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED STATES (CONTINUED)

McDonald's                                                                                        1,513                   60,993

MedImmune                                                                                           602  (a)              99,857

Medtronic                                                                                         5,295                  192,937

Merck & Co.                                                                                       4,164                  279,248

Merrill Lynch & Co.                                                                               2,525                  210,837

Microsoft                                                                                        12,748  (a)           1,488,329

Motorola                                                                                          1,087                  160,061

NTL                                                                                              10,500  (a)           1,309,875

Nextel Communications, Cl. A                                                                      2,686  (a)             276,994

Northern Trust                                                                                    1,235                   65,455

Omnipoint                                                                                           862  (a)             103,979

Oracle                                                                                            4,550  (a)             509,884

PE Corp-PE Biosystems                                                                             2,494                  300,059

Pfizer                                                                                            8,582                  278,379

Phone.com                                                                                         1,089                  126,256

Procter & Gamble                                                                                  2,865                  313,897

QUALCOMM                                                                                          4,908  (a)             865,035

RF Micro Devices                                                                                  3,113  (a)             213,046

RealNetworks                                                                                        913  (a)             109,845

Redback Networks                                                                                  2,558                  454,045

Sapient                                                                                             910  (a)             128,253

Schering-Plough                                                                                     212                    8,944

Siebel Systems                                                                                    1,789  (a)             150,276

Solectron                                                                                         1,046  (a)              99,501

Sprint (PCS)                                                                                      2,096  (a)             214,840

Sun Microsytems                                                                                  10,657  (a)             825,251

Sycamore Networks                                                                                   149                   45,892

Tandy                                                                                             1,020                   50,171

Tellabs                                                                                           1,453  (a)              93,264

Texas Instruments                                                                                 5,781                  560,034

Time Warner                                                                                       9,137                  661,861

USA Networks                                                                                      3,183  (a)             175,861

United Parcel Service, Cl. B                                                                      1,607                  110,883

UnitedGlobalCom                                                                                  16,150  (a)           1,140,594

VERITAS Software                                                                                  1,992  (a)             285,105

VeriSign                                                                                          1,210  (a)             231,034

Viacom, Cl. B                                                                                    10,381  (a)             627,402

                                                                                                     The Fund

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED STATES (CONTINUED)

VoiceStream Wireless                                                                              2,764  (a)             393,352

Wal-Mart Stores                                                                                   5,670                  391,939

Warner-Lambert                                                                                    6,794                  556,683

Wells Fargo                                                                                       3,687                  149,093

Western Wireless, Cl. A                                                                           1,929  (a)             128,761

Williams Communications                                                                           2,424                   70,145

WinStar Communications                                                                            2,171  (a)             162,554

Yahoo!                                                                                            1,162  (a)             502,783

                                                                                                                      33,709,798

TOTAL COMMON STOCKS

   (cost $66,001,763)                                                                                                 88,286,224
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
BONDS AND NOTES--.0%                                                                         Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM

British Aerospace Bonds,

  7.45%, 11/29/2003

   (cost $11,000)                                                                                14,443  (b)              14,073
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--3.6%
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER

American Express Credit, 1%, 1/3/2000

   (cost $3,099,828)                                                                          3,100,000              3,099,828
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $69,112,591)                                                             104.9%               91,400,125

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (4.9%)              (4,259,066)

NET ASSETS                                                                                       100.0%               87,141,059

(A) NON-INCOME PRODUCING.

(B) CONVERTED TO U.S. DOLLARS FROM BRITISH POUNDS.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  69,112,591  91,400,125

Cash                                                                    103,577

Receivable for investment securities sold                             1,192,910

Dividends and interest receivable                                       127,386

Receivable for shares of Beneficial Interest subscribed                      31

Prepaid expenses                                                          7,733

                                                                     92,831,762
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            54,173

Due to Distributor                                                       16,888

Payable for investment securities purchased                           4,700,535

Payable for shares of Beneficial Interest redeemed                      839,787

Accrued expenses                                                         79,320

                                                                      5,690,703
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       87,141,059
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      56,687,173

Accumulated net realized gain (loss) on investments

   and foreign currency transactions                                  8,176,749

Accumulated net unrealized appreciation (depreciation)

   on investments and foreign currency transactions                  22,277,137
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       87,141,059
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares
   of Beneficial Interest authorized)                                1,848,730

NET ASSET VALUE, offering and redemption price per share ($)             47.14

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $94,917 foreign taxes withheld at source)       687,072

Interest                                                                94,533

TOTAL INCOME                                                           781,605

EXPENSES:

Management fee--Note 3(a)                                              524,762

Shareholder servicing costs--Note 3(b)                                 244,370

Custodian fees                                                          93,455

Professional fees                                                       57,659

Trustees' fees and expenses--Note 3(c)                                  32,319

Registration fees                                                       22,893

Prospectus and shareholders' reports                                     8,347

Miscellaneous                                                            5,265

TOTAL EXPENSES                                                         989,070

INVESTMENT (LOSS)                                                    (207,465)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions
                                                                    14,324,857

Net realized gain (loss) on forward currency exchange contracts         58,950

NET REALIZED GAIN (LOSS)                                            14,383,807

Net unrealized appreciation (depreciation) on investments

   and foreign currency transactions                                14,013,417

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              28,397,224

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                28,189,759

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                                    ----------------------------
                                                     1999              1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                   (207,465)              368,796

Net realized gain (loss) on investments        14,383,807            2,189,642

Net unrealized appreciation (depreciation)

   on investments                              14,013,417            (301,311)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   28,189,759            2,257,127
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                            (8,884)            (360,909)

Net realized gain on investments              (5,246,539)                 --

TOTAL DIVIDENDS                               (5,255,423)            (360,909)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                 156,855,299          120,336,230

Dividends reinvested                            5,070,209              336,853

Cost of shares redeemed                     (176,403,198)         (135,359,697)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS         (14,477,690)           (14,686,614)

TOTAL INCREASE (DECREASE) IN NET ASSETS       8,456,646            (12,790,396)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            78,684,413           91,474,809

END OF PERIOD                                  87,141,059           78,684,413

Undistributed investment income--net                  --                16,065
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     4,338,594            3,394,639

Shares issued for dividends reinvested            116,140                9,969

Shares redeemed                               (4,869,361)          (3,790,910)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (414,627)            (386,302)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                            Year Ended December 31,
                                                                 -------------------------------------------------------------------
                                                                 1999           1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            34.76          34.52          34.62          36.97         32.99

Investment Operations:

Investment income (loss)--net                                    (.11)(a)        .16           (.01)           .19          1.01

Net realized and unrealized

   gain (loss) on investments                                   15.61            .24           4.19           4.19          2.97

Total from Investment Operations                                15.50            .40           4.18           4.38          3.98

Distributions:

Dividends from investment income--net                           (.01)          (.16)           (.11)          (.18)           --

Dividends in excess of investment
   income--net                                                     --            --              --           (.06)           --

Dividends from net realized gain
   on investments                                              (3.11)            --           (2.87)         (6.22)           --

Dividends in excess of net realized gain

   on investments                                                  --            --           (1.30)          (.27)           --

Total Distributions                                            (3.12)          (.16)          (4.28)         (6.73)           --

Net asset value, end of period                                 47.14          34.76           34.52          34.62         36.97
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                45.24          1.16           12.27          11.95         12.06(b)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average
   net assets                                                    1.41          1.32            1.34           1.39          1.46

Ratio of interest expense and

   dividend on securities sold short

   to average net assets                                            -           .04             .01             -             .01

Ratio of net investment income (loss)

   to average net assets                                         (.30)          .41            (.04)           .51            .86

Portfolio Turnover Rate                                        256.19        206.70          145.59         163.12         225.45
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          87,141        78,684          91,475         96,176        104,561

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus  Global  Growth  Fund  (the  "fund" ) is registered under the Investment
Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund' s investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. (the "Distributor" ) is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net
earnings   credits   based   on   available  cash  balances  left  on  deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

     During the period ended December 31, 1999, the fund increased accumulated undistributed investment income-net by $200,284 and decreased accumulated net realized gain (loss) on investments by $119,330 and paid-in capital by $80,954. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

In accordance with an agreement with a bank, the fund may borrow up to $10 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to the Federal Funds rate in effect from time to time. During the period ended December 31, 1999, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services at an annual rate of .25 of 1% of the value of the fund' s average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 1999, the fund was charged $174,921 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 1999, the fund was charged $139,696 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee The Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 1999 amounted to $177,159,206 and $193,167,163, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 1999, there were no open forward currency exchange contracts.

(b) At December 31, 1999, accumulated net unrealized appreciation on investments was $22,287,534, consisting of $23,349,176 gross unrealized appreciation and $1,061,642 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Global Growth Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Global Growth Fund, including the statement of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Growth Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                            [Ernst and Young LLP signature logo]


New York, New York

February 9, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended December 31, 1999:

   --the total amount of taxes paid to foreign countries was $94,917.

   --the total amount of income sourced from foreign countries was $579,125.

As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 1999 calendar year with Form 1099-DIV which will be mailed by January 31, 2000.

Additionally, for Federal tax purposes, the fund hereby designates $2.3640 per share as a long-term capital gain distribution of the $3.1070 per share paid on December 21, 1999.

The fund also designates 10.21% of the ordinary dividends paid during the fiscal year ended December 31, 1999 as qualifying for the corporate dividends received deduction.





                        For More Information

                        Dreyfus Global Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  033AR9912